UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2012 (January 27, 2012)

HEALTHSPRING, INC.

(Exact name of registrant as specified in charter)

Delaware	001-32739	20-1821898
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9009 Carothers Parkway Suite 501 Franklin, Tennessee		37067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 291-7000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

HealthSpring, Inc. (“HealthSpring”) previously announced it expected to complete its merger with a wholly-owned subsidiary of Cigna Corporation (“Cigna”) during the first quarter of 2012. HealthSpring now expects the parties may be in a position to close the transaction as early as January 31, 2012, subject to satisfaction of closing conditions.

Under the terms of the previously announced Agreement and Plan of Merger, dated as of October 24, 2011, among Cigna, HealthSpring, and Cigna Magnolia Corp., each share of issued and outstanding common stock of HealthSpring will be converted at the effective time of the merger into the right to receive $55.00 in cash, subject to certain exceptions. Following closing, HealthSpring will become an indirect, wholly-owned subsidiary of Cigna.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that are not historical fact are forward-looking statements which HealthSpring intends to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would,” and similar expressions are forward-looking statements. The forward-looking statements involve significant known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in or implied by the forward-looking statements, and undue reliance should not be placed on such statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other things, the following risks and uncertainties: the failure to receive, on a timely basis or otherwise, the required approvals by government or regulatory agencies; the risk that a condition to closing of the proposed transaction may not be satisfied; HealthSpring’s and Cigna’s ability to consummate the merger; operating costs and business disruption, including difficulties in maintaining relationships, may be greater than expected; the ability to retain and hire key personnel and maintain relationships with providers or other business partners; the impact of legislative, regulatory and competitive changes and other risk factors relating to the industry in which HealthSpring and Cigna operate, as detailed from time to time in each of HealthSpring’s and Cigna’s reports filed with the SEC.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in HealthSpring’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and Item 1.A of HealthSpring’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 and other documents of HealthSpring on file with the SEC, including the definitive proxy statement filed by HealthSpring on December 9, 2011. HealthSpring cautions that the foregoing list of important factors that may affect future results is not exhaustive. All subsequent written and oral forward-looking statements concerning matters attributable to HealthSpring or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. HealthSpring does not undertake any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.

By:	/s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: January 27, 2012